EXHIBIT 1

                             JOINT FILING AGREEMENT

            This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of common stock, $.01 par value per share, of LendingTree, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1). This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated:  February 13, 2001

                                GE CAPITAL RESIDENTIAL CONNECTIONS CORPORATION

                                By: Theodore F. Weiland
                                    -------------------------------------------
                                    Name: Theodore F. Weiland
                                    Title: Senior Vice President



                                GE CAPITAL MORTGAGE CORPORATION

                                By: Theodore F. Weiland
                                    -------------------------------------------
                                    Name: Theodore F. Weiland
                                    Title: Senior Vice President



                                GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                                By: Leon E. Roday
                                    -------------------------------------------
                                    Name: Leon E. Roday
                                    Title: Executive Vice President and
                                           General Counsel



                                GNA CORPORATION

                                By: Leon E. Roday
                                    -------------------------------------------
                                    Name: Leon E. Roday
                                    Title: Senior Vice President,
                                           General Counsel and Secretary



                                GE FINANCIAL ASSURANCE HOLDINGS, INC.

                                By: Leon E. Roday
                                    -------------------------------------------
                                    Name: Leon E. Roday
                                    Title: Senior Vice President,
                                           General Counsel and Secretary



                              Page 20 of __ Pages

                                GENERAL ELECTRIC CAPITAL CORPORATION

                                By: Jonathan K. Sprole
                                    -------------------------------------------
                                    Name: Jonathan K. Sprole
                                    Title: Dept. Operations Manager



                                GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                By: Jonathan K. Sprole
                                    -------------------------------------------
                                    Name: Jonathan K. Sprole
                                    Title: Attorney-in-fact



                                GENERAL ELECTRIC COMPANY

                                By: Jonathan K. Sprole
                                    -------------------------------------------
                                    Name: Jonathan K. Sprole
                                    Title: Attorney-in-fact











                              Page 21 of __ Pages

                                CNBC.com LLC

                                By: Elizabeth A. Newell
                                    -------------------------------------------
                                    Name: Elizabeth A. Newell
                                    Title: Assistant Secretary



                                NATIONAL BROADCASTING COMPANY, INC.

                                By: Elizabeth A. Newell
                                    -------------------------------------------
                                    Name: Elizabeth A. Newell
                                    Title: Assistant Secretary



                                NATIONAL BROADCASTING COMPANY HOLDING, INC.

                                By: Elizabeth A. Newell
                                    -------------------------------------------
                                    Name: Elizabeth A. Newell
                                    Title: Assistant Secretary








                              Page 22 of __ Pages